Loss per share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Components of Loss for Year	The table presents the loss for the year ended December 31, 2022, 2021, and 2020, respectively (in USD thousands, except shares and loss per share):

	Year ended December 31,
	2022	2021	2020
Net loss attributed to shareholders	$(87,449)	$(73,675)	$(39,339)
Weighted average number of shares in issue	64,099,213	55,299,863	42,350,757
Basic and diluted loss per share	$(1.36)	$(1.33)	$(0.93)